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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - July 9, 2001
                       (Date of Earliest Event Reported)


                                GLOBALNET, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File No. 0-27469


            NEVADA                                         87-0635536
------------------------------            --------------------------------------
(State of Incorporation)                  (I.R.S. Employer Identification No.)

1919 South Highland Avenue, Suite 125-D
LOMBARD, ILLINOIS                                                   60148
-----------------------------------------------               ------------------
(Address of principal                                             (Zip Code)
  executive offices)


      Registrant's telephone number, including area code:  (630) 652-1300

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.

     The Registration Statement on Form S-3 (File No. 333-58144) relating to an aggregate of 6,975,000 shares of common stock of registrant to be sold by certain selling securityholders was declared effective by the Securities and Exchange Commission at 4:30 PM EST on July 9, 2001. The Registration Statement included 757,546 shares of common stock of registrant which could become issuable to a selling securityholder under a protective warrant. In accordance with the terms of the protective warrant, at the time such Registration Statement was declared effective the protective warrant only became exercisable for 24,405 shares of registrant's common stock. Accordingly, the number of shares of common stock of registrant initially registered with respect to the protective warrant exceeded by 733,141 shares the number of shares of common stock of registrant ultimately determined to be issuable under the protective warrant and such excess shares, as of the effective date of the Registration Statement, are no longer issuable upon exercise of the protective warrant.


Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

(a)     Financial Statements.

        Not applicable.

(b)     Pro Forma Financial Information.

        Not applicable.

(c)     Exhibits


EXHIBIT                        DESCRIPTION

    Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GLOBALNET, INC.


                                             By /s/ Robert J. Donahue
                                             ------------------------------
                                             Name:  Robert J. Donahue
                                             Title: Chairman and
                                                    Chief Executive Officer


Dated: July 19, 2001